                                                                     EXHIBIT 4.1

                       (FACE OF COMMON STOCK CERTIFICATE)


                          (Picture of Salmon P. Chase)


NUMBER                                                                    SHARES

--------                                                                --------

COMMON STOCK                                                        COMMON STOCK

         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                           THE CHASE MANHATTAN CORPORATION

This is to certify that___________________  CUSIP 16161A 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
         is the owner of __________
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF The Chase Manhattan Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the signatures of its duly authorized officers.

Dated:  _______

/s/ Anthony J. Horan                                  /s/ Walter V. Shipley
         SECRETARY                                        CHAIRMAN OF THE BOARD



                                             Countersigned and Registered:
                                             CHASEMELLON SHAREHOLDER
                                             SERVICES, L.L.C.
                                             (New York, New York) Transfer Agent
                                                                   and Registrar


                                             By:
                                                      Authorized Signature



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                      (REVERSE SIDE OF COMMON STOCK CERTIFICATE)

                         THE CHASE MANHATTAN CORPORATION

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES, AND/OR RIGHTS. SUCH REQUEST SHOULD BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common                      UNIF GIFT MIN ACT-______Custodian____
                                                                                (Cust)        (Minor)
TEN ENT           - as tenants by the entireties                       under Uniform Gifts to Minors

JT TEN            - as joint tenants with right of
                    survivorship and not as tenants                    Act ____________________
                    in common                                                   (State)

                  Additional abbreviations may also be used though not in the above list.


                  For value received, ___________ hereby sell, assign and transfer unto (please insert social security or other identifying number of assignee)___________________________________________________________ Please
print or typewrite name and address including postal zip code of assignee.__________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________

          _____________________________________________________________________
          NOTICE:       THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.